                                                                   EXHIBIT 10.41



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


Dated                                                           October 11, 2000
--------------------------------------------------------------------------------



                            (1) EVANS VACCINE LIMITED



                              (2) AVIRON UK LIMITED



                                   (3) AVIRON





--------------------------------------------------------------------------------


                                   UNDERLEASE
                                       OF
                  AVU EXTENSION PREMISES AT GASKILL ROAD SPEKE

--------------------------------------------------------------------------------





                               CMS Cameron McKenna
                                   Mitre House
                              160 Aldersgate Street
                                 London EC1A 4DD

                              T +44(0) 20 7367 3000
                              T +44(0) 20 7367 2000

[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                TABLE OF CONTENTS


                                                                                           PAGE
                                                                                           ----
1.      Definitions and interpretation.......................................................2

2.      Demise and reddendum.................................................................6

3.      Tenant's covenants...................................................................7

4.      Landlord's covenants.................................................................7

5.      Provisos.............................................................................7

6.      New tenancy..........................................................................7

7.      Surety covenants.....................................................................7

8.      Tenant's break clause................................................................7

9.      Landlord's break clause..............................................................8

10.     Exclusion of sections 24 - 28 of the 1954 Act........................................8

Schedule I...................................................................................9

        Part I Rights granted................................................................9

        Part 2 Rights excepted and reserved..................................................9

Schedule 2 Tenant's covenants...............................................................11

        1.     Pay Rents and interest.......................................................11

        2.     Pay taxes outgoings and for utility services.................................11

        3.     Repair.......................................................................11

        4.     Permit entry.................................................................12

        5.     Comply with notices to repair................................................12

        6.     Defects......................................................................12

        7.     Yielding up..................................................................13

        8.     Refuse and deleterious substances............................................13

        9.     Overloading and damage.......................................................13

        10.    Fire precautions.............................................................13

        11.    Prohibited user and nuisance.................................................14

        12.    Permitted User...............................................................14

        13.    Alterations..................................................................14

        14.    Signs and advertisements.....................................................15

[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


        15.    Easements....................................................................15

        16.    Alienation...................................................................15

        17.    Information about the Premises...............................................15

        18.    Landlord's costs.............................................................15

        19.    Statutory requirements.......................................................16

        20.    Planning.....................................................................16

        21.    Notices......................................................................16

        22.    Indemnity....................................................................17

        23.    Notice boards................................................................17

        24.    Incumbrances.................................................................17

        25.    Key holders..................................................................17

        26.    The Common Parts and regulations.............................................17

        27.    Value Added Tax..............................................................17

        28.    Superior Lease...............................................................18

Schedule 3  Landlord's covenants............................................................19

        1.     Quiet enjoyment..............................................................19

        2.     Provision of services........................................................19

        3.     Superior Lease...............................................................19

Schedule 4  Provisos........................................................................20

        1.     Re-entry.....................................................................20

        2.     Exclusions...................................................................20

        3.     Acceptance of rents..........................................................21

        4.     [***] invoices...............................................................21

        5.     Notices......................................................................21

        6.     Landlord's right to redevelop................................................21

        7.     Third party rights...........................................................22

        8.     Common Parts.................................................................22

        9.     Disputes.....................................................................22

        10.    Jurisdiction.................................................................22

Schedule 5  Insurance.......................................................................23

        1.     Landlord to insure...........................................................23

[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


        2.     Insurance Rent...............................................................23

        3.     Destruction of the Premises..................................................24

        4.     Reinstatement prevented and determination....................................24

        5.     Determination during last three years........................................25

        6.     Further payments by the Tenant...............................................25

        7.     Abatement of Rent............................................................25

        8.     Benefit of other insurances..................................................26

        9.     Insurance becoming void......................................................26

        10.    Notice by Tenant.............................................................26

        11.    Insurance in the Landlord's office...........................................26

Schedule 6  The documents (if any) containing incumbrances to which the  Premises are subject.............................................................................27

Schedule 7 Part 1 Covenants by Surety.......................................................28

Schedule 8  Services and the Service Charge.................................................30

Part 1

        1.     Definitions..................................................................30

        2.     Provision of the Services....................................................30

        3.     Statement of Annual Expenditure..............................................31

        4.     Payment of the Service Charge................................................31

        5.     Continuation.................................................................32

Part 2  The Services........................................................................32

Schedule 9  Landlord's fixtures and fittings................................................33

Appendix I..................................................................................34

SCHEDULE 1  THE SERVICES....................................................................35

SCHEDULE 2  SERVICES CHARGES................................................................37

THIS UNDERLEASE dated                                                       2000

PARTICULARS

Landlord EVANS VACCINES LIMITED having its registered office at 216 Bath Road, Slough, Berkshire SL1 4EN (company registration number 3970089)

Tenant AVIRON UK LIMITED having its registered office at Carmelite, 50 Victoria Embankment, London EC4Y 0DX (company registration number 3854275)

Surety AVIRON having its registered office at 297 North Bernardo Avenue, Mountain View, California 94043, United States of America

Building The land and the building known as land at Speke Boulevard and Gaskill Road, Speke comprised in the Superior Lease

Premises The parts of the Building known as the AVU Extension Premises at Gaskill Road, Speke part of which is shown for identification purposes only hatched black on the plan annexed hereto and the remaining part of which is comprised of a mezzanine floor which runs part of the length of the area shown hatched on the plan referred to.

Term                                    a term from and including ____________
                                        200[  ] and expiring on 30th June 2006

Initial Rent                            [***] per annum

Initial Service Charge                  ____________ pounds Pound Sterling
                                        per annum

Rent Commencement Date                  The date hereof

Service Charge Commencement Date        The date hereof

Permitted User                          [***]

        WITNESSES AS FOLLOWS:


--------

[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.      Definitions and interpretation

        In this Underlease unless the context otherwise requires:

        1.1 the words defined in this sub-clause and in the particulars have the following meanings:

               "1954 ACT": the Landlord and Tenant Act 1954

               "1995 ACT": the Landlord and Tenant (Covenants) Act 1995

               "COMMON MEDIA": all Service Media serving the Premises and other parts of the Building

               "COMMON PARTS": the changing and toilet facilities roads paths landscaped areas entrance halls reception areas lifts fire escapes staircases passages and landings of the Building and any other areas or amenities the use or enjoyment of which is common to some or all of the tenants or occupiers of the Building

               "GROUP COMPANY": a company which is a member of the same group as the Tenant within the meaning of section 42 of the 1954 Act

               "HEATING SYSTEMS": the pipes ducting boilers and other apparatus plant machinery and installations for the provision in the Building of hot water central heating and where and to the extent applicable mechanical ventilation comfort cooling (including heating and cooling) and air conditioning

               "INSURANCE RENT": the sums payable by the Tenant under paragraph 2 of schedule 5

               "INSURED RISKS": insurable risks of loss or damage by fire lightning earthquake explosion aircraft (other than hostile aircraft) and other aerial devices or articles dropped from them riot and civil commotion malicious damage storm bursting or overflowing of water tanks apparatus or pipes flood impact by road vehicles escape of noxious substance or thing and such other or alternative insurable risks as may from time to time be requited by the Landlord (subject to such exclusions excesses and limitations as may be imposed by the policy and subject to the exclusion of such risks as may not be insurable on reasonable terms)

               "INSURERS": such reputable insurance company or underwriters as the Landlord may from time to time nominate

               "INTEREST RATE": [***] per centum per annum above the base leading rate from time to time of Lloyds TSB Bank Plc or another bank nominated from fame to time by the Landlord) or (if base lending rates cease to, be published) such other comparable rate of interest as the Landlord (acting reasonably) specifies


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

               "INTERMEDIATE PRODUCT": the product so defined in the Shared Services Agreement

               "IP LICENSE" means the know-how and technology license agreement to be entered into between the Landlord and the Tenant dated on or about the date of this Agreement

               "LANDLORD'S EXPENSES": [***] and other [***] and [***] and costs [***] fees and [***] charges incurred by the Landlord

               "LETTABLE PREMISES": accommodation within the Building (which accommodation includes such parts of the Building as correspond with those included in the Premises by virtue of clause 1.10) from time to time let to a tenant or tenants or occupied or intended for separate or exclusive occupation. by a tenant or tenants

               "PLAN A": the plan marked "Plan A" attached to this deed

               "PLAN B": the plan marked "Plan B" attached to this deed

               "PLANNING ACTS": the Town and Country Planning Act 1990 the Planning (Listed Buildings and Conservation Areas) Act 1990 the Planning (Hazardous Substances) Act 1990 the Planning (Consequential Provisions) Act 1990 and the Planning and Compensation Act 1991 and all other statutes regulating the development design use and control of property

               "QUARTER DAYS": [***] and [***] in each year

               "RENTS": means the Yearly Rent the Insurance Rent the Service Charge and the other sums reserved by or payable by the Tenant under this Underlease

               "RESTATED AGREEMENT" means the deed to be entered into by the Surety and the Landlord amending and restating the terms of an amended and restated agreement dated 7 June 1999 between the Landlord (as assignee of Medeva Pharma Limited) (1) and the Surety (2) dated on or about the date of this Agreement

               "RETAINED PREMISES": the Building excluding the Premises

               "SERVICE CHARGE": the meaning given to such expression in part 1 of schedule 8

               "SERVICE MEDIA": all sewers drains pipes gullies gutters ducts mains channels wires cables conduits flues and any other conducting media

               "SHARED SERVICES AGREEMENT": an agreement dated on or about the date of this Underlease and made between Evans Vaccines Limited
               (1) and Aviron UK Limited (2)


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

               "SUPERIOR LEASE": a lease dated 1st April 1948 made between The Lord Mayor Aldermen and Citizens of the City of Liverpool (1) and Evans Medical Supplies Limited (2) and a lease dated 20th February 1952 and made between The Lord Mayor Aldermen and Citizens of the City of Liverpool (1) and the Board of Trade (2) and any documents which are supplemental to or collateral with or entered into pursuant to such leases

               "SUPERIOR LESSOR": includes the person from time to time entitled to the reversion immediately or mediately expectant on the determination of the term granted by the Superior Lease

               "TRANSACTION AGREEMENTS" means the IP License, the Transfer Agreement, the Restated Agreement and the Warrants

               "TRANSFER AGREEMENT" means the agreement to be entered into between the Landlord and the Tenant providing for the transfer of certain employees of the Landlord to the Tenant dated on or about the date of this Agreement

               "THIS UNDERLEASE": this deed as varied from time to time and any document which is supplemental to or collateral with or entered into pursuant to this deed

               "VALUE ADDED TAX": value added tax and any tax or duty of a similar nature substituted for or in addition to it

               "WARRANTS" means the warrant instrument(s) dated on or about the date of this Agreement entered into by the Surety (1) and the Landlord (2) granting the Landlord the right to subscribe for certain shams in the capital of the Surety

               "YEARLY RENT":

               (i) from and including the date hereof until but not including being the fifth anniversary of the date of the Lease of the adjoining premises known as the AVU Premises made between the parties hereto: the Initial Rent; and

               (ii) from and including such said fifth anniversary until 30 June 2006: One Peppercorn

        1.2 any covenant given by more than one person will be joint and several

        1.3 any reference to statute (whether generally or specifically) includes all derivative instruments orders regulations and other matters all directives regulations and mandatory requirements of the European Union and in each case any re enactment or modification of them from time to time (except in the case of any reference to the Town and Country Planning (Use Classes) Order
               1987)


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        1.4 every obligation of the Tenant not to do an act or thing includes an obligation not to allow it to be done

        1.5 where there is an obligation to obtain the consent or approval of die Landlord under this Underlease such consent or approval must be in writing and such obligation includes where necessary an obligation to obtain the consent or approval in writing of the Superior Lessor and/or any chargee from time to time

        1.6 where the Landlord has a right to enter the Premises such right will also be exercisable by the Landlord's agents any chargee or superior landlord from time to time and all persons authorized by them with or without workmen and equipment

        1.7 the Landlord includes the person from time to time entitled to the reversion immediately expectant on the determination of the Term

        1.8 the Tenant includes its successors in title and in the case of an individual includes his personal representatives

        1.9 the Surety includes any surety of the Tenant's obligations under this Underlease and in the case of an individual includes the Surety's personal representatives

        1.10 the Premises include all and each and every part of them and all additions, alterations and improvements to them and shall also include the following:

               1.10.1 the plaster and decorative finishes applied to the interior of the external walls of the Building and to any structural or load-bearing walls and columns within the Premises but no other part of any such walls and columns

               1.10.2 the whole of any non-structural or non-load-bearing walls and columns within the Premises

               1.10.3 the inner half severed medially of icy non-structural or non-load-bearing walls dividing the Premises from other parts of the Building

               1.10.4 the screed and finish of the floors and all parts of the raised cavity flooring within the Premises and the vinyl covering laid on the floors

               1.10.5 the plaster and decorative finishes applied to the ceilings of the Premises

               1.10.6 the doors door furniture and door frames of or within the Premises


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

               1.10.7 the windows and window frames of or within the Premises but not any windows window frames or any forms of glazing which are in or comprise part of the external walls of the Building

               1.10.8 all Service Media (other than the Heating Systems) vested in the Landlord which exclusively serve the Premises up to the point where they connect to those of statutory undertakers or to those which arc Common Media

               1.10.9 all landlord's fixtures fittings and chattels which are in or upon the Premises (other than the Heating Systems)

               1.10.10 all sanitary and hot and cold water apparatus within the Premises (other than the Heating Systems)

        1.11 words denoting persons include firms companies and corporations and vice versa

        1.12 the singular includes the plural and vice versa and one gender includes any other

        1.13 any reference to the Landlord's surveyor includes any surveyor employed by the Landlord or by any company associated with the Landlord

        1.14 references to clauses paragraphs and schedules are to clauses and paragraphs of and schedules to this deed

        1.15 the headings to clauses paragraphs and schedules do not affect the construction of this Underlease

        1.16 the words "INCLUDE" "INCLUDES" and "INCLUDING" are deemed to be followed by the words "WITHOUT LIMITATION"

        1.17 references to any act or omission of the Tenant are deemed to extend to any act or omission of my sub-tenant or licensee of the Tenant or any sub-tenant or any person at the Premises or the Building with the consent of the Tenant any sub tenant or any licensee

2.      Demise and reddendum

        The Landlord demises the Premises to the Tenant TOGETHER WITH (in common with all other persons from time to time entitled to them) the rights mentioned in part 1 of schedule 1 EXCEPT AND RESERVING to the Landlord and all other persons from time to time entitled to them the tights mentioned in part 2 of schedule 1 TO HOLD for the Term SUBJECT to the provisions contained or referred to in any documents specified in schedule 6 and any easements rights and privileges enjoyed by any other land or person which affect the Premises YIELDING AND PAYING for them:


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        2.1 the Yearly Rent by [***] on the anniversary of this Lease and proportionately for any period less thin a year the first payment to be made on [***] and

        2.2    [***] the Insurance Rent and

        2.3    the Service Charge and

        2.4 [***] any [***] from time to time payable by the Tenant under this Underlease and

        2.5 [***] all costs charges and expenses which the Landlord may from time to time incur in relation to or as a result of any [***] of the Tenant under this Underlease and

        2.6 [***] all other money payable or repayable by the Tenant to the Landlord under this Underlease

3.      Tenant's covenants

        The Tenant COVENANTS with the Landlord to observe and perform the obligations of the Tenant contained in schedule 2 (Tenant's covenants)
        schedule 5 (Insurance) and schedule 8 (Services and the Service Charge) or otherwise arising under this Underlease

4.      Landlord's covenants

        The Landlord COVENANTS with the Tenant to observe and perform the obligations of the Landlord contained in schedule 3 (Landlord's covenants) schedule 5 (Insurance) and schedule 8 (Services and the Service Charge) or otherwise arising under this Underlease

5.      Provisos

        PROVIDED ALWAYS and it is agreed and declared as set out in schedule 4 (Provisos)

6.      New tenancy

        This Underlease is a new tenancy for the purposes of section 1 of the 1995 Act

7.      Surety covenants

        The Surety COVENANTS with the Landlord in the terms set out in part I of schedule 7 (Covenants by Surety)

8.      Tenant's break clause

        8.1 In this clause the "Termination Date" is the date specified by the Tenant pursuant to sub-clause 8.2.


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        8.2 Subject to the pre-conditions in clause 8.3 being satisfied on the Termination Date the Tenant may determine the Term on the Termination date by giving the Landlord not less than [***] written notice specifying the Termination Date following which the Term will the determine on the Termination Date but without prejudice to any claim by a party in respect of any antecedent breach of any obligation of any other party under this Underlease.

        8.3    The pre-conditions are:

               8.3.1 all Rents due up to and including the Termination Date have been paid in full and the Tenant has complied with its obligations in this Underlease in all material respects and

               8.3.2 vacant possession of the whole of the Premises is given to the Landlord and

               8.3.3     this Underlease is delivered to the Landlord

        8.4 The Landlord may waive any of the pre-conditions in clause 8. 3 at any time before the Termination Date by written notice to the tenant.

        8.5 If the Tenant does not exercise its rights under this clause and a new tenancy is granted by virtue of any tight which the Tenant may have at the relevant time the Landlord (without acknowledging that any such rights exist or will exist) and the Tenant agree that the new tenancy will not contain provisions [***] unless the Landlord and the Tenant expressly so agree at the time such new tenancy is granted.

        8.6 If the Tenant exercises its rights under this clause then all amounts payable from time to time by the Tenant or the Surety (as the case may be) to the Landlord or to any other member of the group of companies of which the Landlord is a member pursuant to each of the Transaction Agreements shall continue to be due and payable in accordance with the provisions of such Transaction Agreements

9.      Landlord's break clause

        The Landlord may determine the Term at any time if the Tenant shall have ceased to occupy the premises or ceased to use the Premises for the Permitted Use for a period exceeding [***] by giving the Tenant not less than [***] written notice following which the Term will then determine but without prejudice to any claim by a party in respect of any antecedent breach of any obligation of any other party under this Underlease

10.     Exclusion of sections 24 - 28 of the 1954 Act

        Having been authorized by an order of the ________ Court under section 38(4) of the 1954 Act (as amended) dated ________ Claim Number (________) the parties


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        agree that sections 24 to 28 of the 1954 Act shall not apply to the tenancy created by this deed

IN WITNESS of which this deed has been duly executed (but not delivered until) the day and year first above written


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   SCHEDULE I

                                     PART I

                                 RIGHTS GRANTED

        1. A right of way [***] over the Common Parts and such pans of the Budding as are designated by the Landlord from time to time to enable [***] access and egress at [***] times to and from the Premises

        2. A right to use all Common Media and to use (subject to paragraph 26 of schedule 2) the Common Parts for the purposes [***] to them

        3. A tight to enter (at all reasonable times and after giving reasonable written notice) such other parts of the Building as may reasonably be necessary for the purpose of carrying out [***] to any Service Media forming part of the Premises the Tenant doing as little damage as possible and making good all damage occasioned thereby to the satisfaction of the Landlord and complying with the reasonable requirements of and causing the minimum of inconvenience to the occupiers of such other parts of the Building

        4. A right of support and shelter for the Premises from. other parts of the Building

                                     PART 2

                          RIGHTS EXCEPTED AND RESERVED

        1. A right to [***] the Premises to [***] of the Premises to determine whether [***] and to [***] to remedy any [***]

        2. A right to [***] the Premises at [***] (except [***]) for the purpose of complying with any of the covenants on the part of the Landlord or the conditions contained in or preventing a forfeiture of the Superior Lease (notwithstanding that the obligation to comply with such covenants and conditions is imposed on the Tenant by this Underlease)

        3. A right to [***] the Premises (the persons exercising such right doing as little damage and causing as little inconvenience as possible and malting good any damage caused to the Premises by the exercise of such right) for the following purposes

               3.1 to [***] any [***] in which the Landlord may from time to time have [***] notwithstanding any [***] of the use and enjoyment of the Premises by the Tenant


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

               3.2 to [***] on the external walls and the roof of any building forming part of the Premises

               3.3    at [***]) to [***] any [***] and to [***] to any [***]
                      within but not [***] the Premises

               3.4 for [***] in this Underlease or for [***] the Landlord's interest in the Building or in [***] in which the Landlord may from time to time have [***]

        4. A right to the free and uninterrupted [***] of [***] from and to [***] and [***] through and along all Service Media from time to time within the Premises but which [***] the Premises

        5. All rights of [***] now subsisting or which might (but for this exception) be acquired [***]

        6. A right to [***] any [***] and [***] of the Landlord in such manner as the Landlord may think fit provided in the case of [***] that [***] the Premises are available at all times

        7.     A right of [***] the Premises for [***] of the Building

        8. A right to [***] the Premises in an emergency in accordance with any regulation or requirement of the fire officer or any other competent authority and to [***] fire escapes (if any) crossing or forming part of the Premises


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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

                                   SCHEDULE 2

                               TENANT'S COVENANTS

        1.     PAY RENTS AND INTEREST

               1.1 To pay the Rents without deduction counterclaim or set off (whether in each case legal or equitable) at the stated times in cleared funds (and if die Landlord so requires by banker's standing order direct debit or automated credit)

               1.2 Without prejudice to any other right remedy or power of the Landlord if the Yearly Rent is not paid on the due dates or if any other Rents are due but unpaid for a period exceeding [***] to pay [***] to the Landlord interest on them at the Interest Rate (before and after any judgement) from the date when they became due until payment of them calculated on a daily basis and [***]

        2.     PAY TAXES OUTGOINGS AND FOR UTILITY SERVICES

               2.1 To pay all rates taxes charges and other sums or outgoings of any kind payable (whether or not of a capital or non-recurring nature) which now are or may at any time be charged or assessed on the Premises or on the owner or occupier of them (excluding any payable by the Landlord in respect of the receipt of Rents or occasioned by any dealing with the reversion to this Underlease) and in the absence of any direct assessment to pay to the Landlord [***] of them (to be determined by [***])

               2.2 If the Landlord loses rating relief because it has been allowed to the Tenant or another party to make good such loss to the Landlord

               2.3 To pay die suppliers for and indemnify the Landlord against all charges for [***] and [***] to the Premises and to pay all [***]

        3.     Repair

               To keep the Premises in such state of [***] as they [***] AND when necessary to [***] to the reasonable satisfaction of the Landlord (damage by any Insured Risk excepted save to the extent that the insurance money is irrecoverable by reason of the act or default of the Tenant) and these obligations include the following:

               3.1 whenever necessary during the Term and in any event in the list six months of the Term (howsoever determined) to [***] as appropriate all parts of the Premises which are usually [***] and with [***] as the Landlord may require


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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               3.2    to keep the Premises [***] and to use only [***] first
                      approved in writing by the Landlord (such approval not to be unreasonably withheld) and to [***]

               3.3 to cause all [***] (if any) forming part of the Premises to be regularly maintained and when necessary repaired or replaced by qualified persons who are and at intervals which are in each case approved by the manufacturers of them and by the Insurers and in all cases to the reasonable satisfaction of the Landlord

               3.4 to replace [***] at the Premises when necessary with others of the same or similar quality as those at the Premises at the date of this deed and to replace them in the last six months of the Term in colours approved by the Landlord

               3.5 to carry out all works of repair and cleaning of the Premises in accordance with any relevant manufacturer's or installer's maintenance manuals

               3.6 to carry out all works of repair decoration and maintenance and other treatment of the Premises in a proper and workmanlike manner in accordance with good practice current at the time and with good quality suitable and sufficient materials and to the reasonable satisfaction of the Landlord

        4.     PERMIT [***]

               4.1    To permit the Landlord [***]) to [***] the Premises to
                      [***]

        5.     COMPLY WITH NOTICES TO REPAIR

               5.1 To commence all works for which the Tenant is liable under this Underlease [***] after service of a written notice by the Landlord requiring such works and to complete such works [***]

               5.2 If the Tenant does not commence such works within [***] of service of such notice (or [***]) or does not complete, them within [***] (having regard to the obligation of the Tenant to complete them [***]) the Landlord may (without prejudice to the tight of re-entry contained in this Underlease) [***] the cost of which (including all Landlord's Expenses in connection with them) is to be repaid by the Tenant and be recoverable by the Landlord as a debt on demand

        6.     DEFECTS


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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               To give immediate written notice to the Landlord of any defects in the Premises which may give rise to a liability or duty on the Landlord under common law or statute

        7.     YIELDING UP

               7.1 Immediately prior to the expiration or sooner determination of the Term:

                      7.1.1 to replace any landlords fixtures and fittings which are missing broken damaged or destroyed with others of equivalent quality and value

                      7.1.2 to remove every sign writing or notice which the Landlord requires to be removed and (unless and to the extent that the Landlord agrees otherwise) to remove all tenant's fixtures and fittings furniture and effects from the Premises making good to the satisfaction of the Landlord all damage caused by such removal

                      7.1.3 to the extent required by the Landlord to reinstate and restore the Premises to the same state and condition as they were in prior to the carrying out of any works to the Premises

                      7.1.4 to hand over to the Landlord any health and safety files relating to the Premises

               7.2 At the expiration or sooner determination of the Term quietly to yield up to the Landlord the Premises in such repair and condition as complies with the Tenant's obligations under this Underlease

        8.     REFUSE AND DELETERIOUS SUBSTANCES

               8.1 Not to [***] on the Promises or the Common Parts and not to [***] on the Premises or the Common Parts other than [***] and to ensure that [***] on the Premises are [***]

               8.2 Not to permit [***] which is or might become [***] or which might in any way [***] or [***] the Building any Service Media [***] to be [***] the Premises and if the Tenant becomes aware of any such [***] the Premises to give immediate written notice of it to the Landlord and to [***] it in compliance with the requirements of the Landlord or any competent authority

        9.     OVERLOADING AND DAMAGE

               Not to [***] the Premises nor [***] any Service Media or the Retained Premises


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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        10.    FIRE PRECAUTIONS

               To comply with [***] requirements and recommendations from time to time of any competent authority in relation to fire precautions and means of escape affecting the Premises and to keep sufficient fire fighting and extinguishing apparatus and fire alarm and smoke detection apparatus in and about the Premises open to inspection and properly maintained and not to obstruct the access to or means of working them nor any means of escape from the Premises

        11.    PROHIBITED USER AND [***]

               11.1 Not to use the Premises for any [***] purpose not for [***] purposes nor for [***]

               11.2   Not to hold on the Premises any [***] not any [***]

               11.3 Not to do anything on the Premises or on any part of the Common Parts or any land over which any right granted by this Underlease is exercised which [***] to the landlord or [***]

               11.4   Not to use the Premises as a [***] where [***]

               11.5   Not to permit the Premises to be occupied or used by [***]

        12.    PERMITTED USER

               Not to use the Premises otherwise than for the Permitted User and in accordance with [***]

        13.    ALTERATIONS

               13.1   [***]

               13.2 Not without the prior written consent of the Landlord (such consent not to be unreasonably withheld) to [***] to the Premises except that no such consent will be required for the Tenant to [***] which does not adversely affect any [***]

               13.3   Not to [***] any Service Media

               13.4 To supply to the Landlord all [***] necessary to [***] any [***] whether or not requiring the consent of the Landlord and to [***] only in accordance with such [***] in a good and workmanlike manner and to the satisfaction of the Landlord


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

               13.5 After commencing [***] (whether or not they require the consent of the Landlord) to complete them within [***] and in any event before the expiration or sooner determination of the Term

               13.6 To pay to the Landlord [***] the cost of any [***] necessitated by any works of alteration carried out by the Tenant

               13.7 If the Tenant fails to observe the covenants contained in this paragraph the Landlord may [***] and make good all damage caused by such [***] and the cost of such work (including Landlord's Expenses) is to be repaid by the Tenant and be recoverable by the Landlord as a debt on demand

        14.    SIGNS AND ADVERTISEMENTS

               [***] any form of sign advertising or notification material which is visible from [***] without the prior written consent of the Landlord

        15.    EASEMENTS

               15.1 Not to obstruct any [***] or [***] from time to time enjoyed by the Premises

               15.2 To give immediate written notice to the Landlord of any encroachment on or circumstance which might result in the acquisition of any easement or other tight over the Premises and to [***] or [***] as the Landlord may reasonably require to [***]

        16.    ALIENATION

               16.1   Not to:

                      16.1.1 [***]

               16.2 Nothing contained in this paragraph will prevent the Tenant from [***] if the following conditions are fulfilled:

                      16.2.1 Prior written notice is given to die Landlord of
                             the [***]

                      16.2.2 No [***] is created between the Tenant and [***]

                      16.2.3 The right of [***] will determine upon either the
                             Tenant or [***]) and immediate written notice is to be given to the Landlord upon such [***]

        17.    INFORMATION ABOUT THE PREMISES


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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               17.1   From time to time [***] to furnish the Landlord with full
                      particulars of all interests in the Premises

               17.2 To disclose such information as the Landlord may from time to time requite in relation to any application or request made or particulars produced to the Landlord

        18.    LANDLORD'S COSTS

               To pay to the Landlord on an indemnity basis all costs claims demands and expenses (including but without prejudice to the generality of the foregoing all Landlord's Expenses) incurred by the Landlord in contemplation of or in relation to or as a result of:

               18.1 any notice under sections 146 or 147 of the Law of Property Act 1925 and/or any proceedings pursuant to such notice (even if forfeiture is avoided otherwise than by relief granted by the court)

               18.2 the preparation and service of any schedule of dilapidations

               18.3 any breach of any obligation of the Tenant under this Underlease

               18.4   any application for consent under this Underlease

        19.    STATUTORY REQUIREMENTS

               19.1 At [***] to comply with statute common law and all relevant codes of practice in relation to the Premises (whether or not such requirements are imposed upon the owner occupier or any other person)

               19.2 To pay to the Landlord a due proportion (to be determined by [***]) of all Landlord's Expenses in relation to compliance with such requirements or notices where they relate both to the Premises and to other land

        20.    PLANNING

               20.1   To comply in all respects with the [***]

               20.2 Not to make any application under the Planning Acts without the prior written consent of the Landlord

               20.3 To supply the Landlord with a copy of such application and copies of any plans and drawings submitted in connection with it and to keep the Landlord fully informed of the progress of any such application and its result


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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               20.4   Not to initiate any development permitted as a result of
                      any application under the Planning Acts without [***]

               20.5 Not to enter into any agreement or obligation or serve any purchase notice under the Planning Acts without [***]

        21.    NOTICES

               Within [***] of receipt (or sooner if requisite) to produce to the Landlord full particulars of any notice order permission or proposal in relation. to the Premises and at the request of the Landlord to make or join with the Landlord in making such objections or representations in respect of it as the Landlord requires

        22.    INDEMNITY

               To indemnify the Landlord against all actions proceedings claims demands losses costs expenses damages and liability (including any liability for any injury to any person or damage to any land or other property) arising directly or indirectly from any breach of any obligation of the Tenant under this Underlease or the state and condition or any use of the Premises or any act or omission of the Tenant

        23.    NOTICE BOARDS

               To permit the Landlord to fix and retain on the Premises a notice board (during the last six months of the Term) for the reletting of the Premises and (it any time) for the sale of the Landlord's interest and to permit all persons authorized by the Landlord to view the Premises at reasonable hours upon reasonable notice

        24.    INCUMBRANCES

               To comply with all covenants and other matters relating to the Premises or to any of the rights granted by this Underlease (and in particular those contained or referred to in any documents specified in schedule 6) so far as they are enforceable

        25.    KEY HOLDERS

               To ensure that at all times both the Landlord (or its managing agents) and the local police have written notice of the names addresses and home telephone numbers of at least two key holders of the Premises

        26.    THE COMMON PARTS AND REGULATIONS

               26.1 Not to [***] on or in any way to [***] within the curtilage of the Building

               26.2 Without prejudice to the foregoing not to use the Common Parts for the [***] (whether temporary or permanent) of any materials or goods or the


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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                      servicing repair or cleaning of any vehicle nor to permit
                      petrol oil or other deleterious materials to be emptied on such spaces

               26.3   Not to [***] the Common Parts

               26.4 To comply with such rules and regulations as [***] and [***] the Tenant for the [***] of the Building

        27.    [***]

               27.1 To pay all [***] in respect of all [***] made to the Tenant under this Underlease or as the case may be to repay to the Landlord any [***] borne by the Landlord in respect of [***] made to the Landlord (except to the extent in the latter case to which the Landlord [***]) and in every case where under this Underlease the Tenant is obliged to pay an amount of money such amount shall be regarded as being [***] from time to time payable on it

               27.2 Not to occupy the Premises and not to permit the Premises to be occupied by [***] as determined in accordance with Section [***] otherwise than wholly or mainly for eligible purposes (with the meaning of paragraphs [***])

        28.    SUPERIOR LEASE

               28.1 To observe and perform the obligations of the lessee contained in the Superior Lease insofar as they relate to the Premises except to the extent that the Landlord expressly covenants in this deed to observe and perform them

               28.2 Not to do omit suffer or permit any act or thing which would or might cause the Landlord to be in breach of the Superior Lease or which if done omitted suffered or permitted by the Landlord would or might constitute a breach of the obligations of the lessee contained in the Superior Lease or in any lease or leases superior to the Superior Lease


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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                                   SCHEDULE 3

                              LANDLORD'S COVENANTS

        1.     QUIET ENJOYMENT

               That the Tenant paying the Rents and complying with its other obligations under this Underlease may peaceably hold and enjoy the Premises during the Term without any interruption by the Landlord or any person lawfully claiming through under or in trust for it

        2.     PROVISION OF SERVICES

               That subject to payment by the Tenant of the Service Charge and to the provisions of schedule 8 the Landlord will use all reasonable endeavors to provide the Services for the period for which such Services are to be provided as set out in Schedule 8

        3.     SUPERIOR LEASE

               To pay the rent reserved by the Superior Lease and to perform the obligations of the lessee (insofar as they relate to the Premises) contained in the Superior Lease regarding insurance and at the request of the Tenant and subject to the Tenant providing 2 suitable indemnity for costs to take all reasonable steps to enforce any obligations of the Superior Lessor to the Landlord


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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                                   SCHEDULE 4

                                    PROVISOS

        1.     RE-ENTRY

               Without prejudice to any other tight remedy or power of the Landlord it will be lawful for the Landlord or [***] to re-enter the Premises (and upon re-entry the Term will determine but without prejudice to any claim by the Landlord in respect of any antecedent breach of any obligation of the Tenant under this Underlease) if

               1.1 any Rents remain unpaid for [***] (whether formally demanded or not) or

               1.2 there is [***] breach of [***] obligation of the Tenant under this Underlease or

               1.3 the Tenant and/or the Surety (if any) (being a body corporate) is [***] (as defined in section [***] of the Insolvency Act 1986) or [***] (other than in connection with [***] which has the prior written approval of the Landlord) or [***] (whether in England or elsewhere) or the directors or shareholders of the Tenant or the Surety [***] in respect of the Tenant or the Surety (as the case may be) or an [***] in respect of the property or any part of it of the Tenant or the Surety or

               1.4 the Tenant and/or the Surety (if any) (being a body corporate) [***] or

               1.5 the Tenant and/or the Surety (if any) (being in individual) [***] or

               1.6 any analogous or equivalent [***] to those referred to in paragraphs 1.3 and/or 1.4 and/or 1.5 of this schedule are [***] in relation to the Tenant and/or the Surety (if any) [***] or

               1.7    any [***] is [***] the Premises

        2.     EXCLUSIONS

               2.1 Except where expressly granted by this Underlease the Tenant will not have:

                      2.1.1  the benefit of any [***]

                      2.1.2 the benefit of or the right to enforce or to prevent the release or the modification of [***] or

                      2.1.3 the benefit of or the right to enforce or to prevent the release or the modification of [***]


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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               2.2    Any rights granted or reserved by this deed in respect of
                      anything which does not exist at the date of this deed will be effective only if it comes into existence before the expiry of the period of [***] from the date of this deed (which is the perpetuity period applicable to this Underlease)

               2.3 The Landlord gives no express or implied warranty that the Permitted User will be or remain a lawful or authorized use under the Planning Acts or otherwise

               2.4    So far as the law allows:

                      2.4.1 the tight of the Tenant (or any undertenant) to compensation on quitting the Premises is excluded

                      2.4.2 the Tenant releases the Landlord from all the obligations of the Landlord under this Underlease with effect from and including the date on which the Landlord disposes of the reversion

        3.     ACCEPTANCE OF RENTS

               If the Landlord has reasonable grounds for believing that the Tenant is in breach of any of its obligations under this Underlease and refrains from demanding or accepting Rents then interest will be payable by the Tenant at the Interest Rate on such Rents for the period during which the Landlord so refrains such interest to be calculated on a daily basis and compounded with rests on the Quarter Days

        4.     [***] INVOICES

               The Landlord is not obliged to issue any [***] invoice for any [***] until it has received payment for such [***] (including the [***]) in full

        5.     NOTICES

               Any notice under or in relation to this Underlease:

               5.1 will be deemed (whether or not that is actually the case) to be a notice required to be served for the purposes of section 196(5) of the Law of Property Act 1925 and the provisions of section 196 of that Act will extend to any such notice accordingly

               5.2 may also be served by facsimile transmission to the party to be served and any such notice shall be deemed to have been served on dispatch and in proving such service it shall be sufficient to prove that the sender of the facsimile transmission has his copy and can show it was duly transmitted

        6.     LANDLORD'S RIGHT TO [***]


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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               The Landlord will be free to [***] any land adjoining or [***]
               the Premises in [***] notwithstanding that such [***] by the Premises PROVIDED THAT reasonably acceptable alternative [***] are provided

        7.     THIRD PARTY RIGHTS

               Nothing in this Underlease is intended to confer on any person any right to [***] which that person would not have had but for [***]

        8.     COMMON PARTS

               The Landlord may from time to time change the location area or arrangements for use by the Tenant of any part of the Common Parts or Service Media so long as there remains available for the benefit of the Premises tights reasonably commensurate with those hereby granted

        9.     DISPUTES

               Any dispute arising under this Least is to be resolved by means of the dispute resolution procedure set out in the Shared Services Agreement dated on or about 11th October 2000

        10.    JURISDICTION

               10.1 This Underlease will in all respects be governed by and construed in accordance with English law and the parties irrevocably submit to the exclusive Jurisdiction of the English courts

               10.2 The Surety's address in England for service of all notices and proceedings is c/o [***]


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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                                   SCHEDULE 5

                                    INSURANCE

        1.     LANDLORD TO INSURE

               1.1 The Landlord will insure with the Insurers and through such agency as the Landlord may from time to time decide:

                      1.1.1 the Building against die Insured Risks for the amount determined from time to time by the Landlord as representing the full cost (including demolition and similar expenses professional fees and expenses the cost of any works required by statute and Value Added Tax where applicable) which would be likely to be incurred in connection with reinstating the Building in accordance with this Underlease at the time when such reinstatement is likely to take place having regard to all relevant factors (including the time at which loss or damage may be sustained any possible delay in the commencement and execution of reinstatement works and any possible increases in building costs)

                      1.1.2 against loss of the Yearly Rent for such period (being not less than three years) as may reasonably be required by the Landlord from time to time having regard to the likely period required for reinstatement in an amount which takes into account the Landlord's estimate of any potential increases of Rent

                      1.1.3 against liabilities of the Landlord in respect of property owner's and third party risks in such sum and on such terms as the Landlord reasonably requires

               1.2 The Landlord will produce to the Tenant on request (but not more often than once in any period of twelve months) reasonable evidence from the Insurers of the terms and subsistence of any policy or policies of such insurance

               1.3 The Tenant will give the Landlord written notice of the estimated reinstatement cost of any fixtures and fittings installed from time to time by the Tenant which may become landlord's fixtures and fittings

        2.     INSURANCE RENT

               The Tenant will pay to the Landlord a yearly sum (and proportionately for any period less than a year) equal to the due proportion attributable to the Premises (which proportion shall be determined from time to time by the Landlord's surveyor whose decision shall be final) of the gross cost to the Landlord of


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

               performing its obligations under paragraphs 1.1.1 and 1.1.3 of this schedule and the whole of the gross cost to the Landlord of performing its obligation under paragraph 1.1.2 of this schedule including in each case the cost of any insurance valuations carried out by or on behalf of the Landlord

        3.     DESTRUCTION OF THE PREMISES

               If the Premises or any of the Common Parts reasonably required for the use of the Premises in accordance with this Underlease are destroyed or damaged by any Insured Risk the Landlord will lay out the net proceeds of such insurance (other than any in respect of loss of the Yearly Rent) and any money paid by the Tenant pursuant to paragraph 6 of this schedule in reinstating the Premises and/or any such Common Parts substantially as they were prior to such destruction or damage or in replacing them with reasonably comparable Premises and will make up any deficiency out of its own money SUBJECT TO:

               3.1 the Landlord obtaining any necessary planning and other permissions consents licenses and approvals (which the Landlord will use its reasonable endeavors to obtain but will not be obliged to institute or pursue any appeal)

               3.2 the necessary labor and materials being available (which the Landlord shall use its reasonable endeavors to obtain as soon as practicable) and

               3.3 the payment by the Tenant to the Landlord of any money payable under paragraph 6 of this schedule

        4.     REINSTATEMENT PREVENTED AND DETERMINATION

               If at the date of expiry of all periods from time to time insured for loss of the Yearly Rent all destruction or damage by any Insured Risk to the Premises or any of the Common Pam reasonably required for the use of the Premises in accordance with this Underlease have not been made good and the Premises are still unfit for or incapable of occupation and use the Landlord or the Tenant may by written notice to the other given at any time within six months after such date and whilst the Premises are still unfit for use determine the Term with immediate effect and the Landlord will be entitled to all the insurance money PROVIDED
               THAT:

               4.1 such determination will be without prejudice to any claim in respect of any antecedent breach of the obligations under this Underlease and

               4.2 any such notice given by the Tenant will only have effect if the Tenant has:


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                      4.2.1 also at least six months prior to giving the notice informed the Landlord in writing of the Tenant's intention to give it if the Premises are still unfit for use at the relevant time

                      4.2.2 complied with its obligations under this schedule both at the date of giving and the date of expiry of such notice

        5.     DETERMINATION DURING LAST THREE YEARS

               If the Premises or any of the Common Parts reasonably required for the use of the Premises in accordance with this Underlease are destroyed or damaged by any Insured Risk during the last three years of the Term so as to render the Premises substantially unfit for or incapable of occupation and use the Landlord my by written notice to the Tenant given at any time within twelve months after such destruction or damage determine the Term with immediate effect and the Landlord will be entitled to all the insurance money PROVIDED THAT such determination will be without prejudice to any claim in respect of any antecedent breach of the obligations under this Underlease

        6.     FURTHER PAYMENTS BY THE TENANT

               6.1 If the payment of any insurance money is refused owing to some act or default of the Tenant the Tenant will pay to the Landlord the amount so refused

               6.2 If any excess to which any policy of insurance relating to the Premises is subject becomes applicable the Tenant will pay to the Landlord the amount of such excess

        7.     ABATEMENT OF RENT

               If the Premises or any of the Common Parts reasonably required for the use of the Premises in accordance with this Underlease are destroyed or damaged by any Insured Risk so as to render the Premises unfit for or incapable of occupation and use the Yearly Rent or a fait proportion of it according to the nature and extent of the damage sustained will be suspended (save to the extent that the insurance money is irrecoverable owing to some act or default of the Tenant) until the Premises cease to be unfit for or incapable of occupation and use or until the expiration of the period insured for loss of the Yearly Rent (whichever is the earlier) PROVIDED THAT:

               7.1 any dispute as to the extent proportion or period of such suspension will be determined by an arbitrator to be Weed upon by the Landlord and by the Tenant or at the request of either of them to be nominated by or on behalf of the President for the time being of the Royal Institution of Chartered Surveyors in accordance with the Arbitration Act 1996


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

               7.2 the amount of the Yearly Rent which ceases to be payable under this Underlease will not exceed the amount received by the Landlord under any loss of Yearly Rent insurance policy effected by the Landlord in respect of the Premises

        8.     BENEFIT OF OTHER INSURANCES

               The Tenant Will apply all money which it receives by virtue of any insurance of the Premises in nuking good the loss or damage in respect of which it has been received

        9.     INSURANCE BECOMING VOID

               The Tenant will:

               9.1 not cause any policy of insurance covering the Premises or any other land to become void or voidable or the rate of premium of any such policy to be increased

               9.2 comply with all requirements and recommendations from time to time of the Insurers in relation to the Premises

        10.    NOTICE BY TENANT

               The Tenant will give immediate written notice to the Landlord of any event which might affect or give rise to a claim under any policy of insurance covering the Premises or any other land of the Landlord

        11.    INSURANCE IN THE LANDLORD'S OFFICE

               If at any time the Landlord is in insurance company or a member of a group (within the meaning of section 42 of the 1954 Act) which includes an insurance company it will be entitled to maintain insurance in its own office or in the office of such insurance company and the premiums charged will for the purpose of any obligation of the Tenant under this Underlease to pay or contribute towards the cost of such insurance be deemed to have been paid by the Landlord on the first day of the period of insurance to which the relevant premium relates


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   SCHEDULE 6

           THE DOCUMENTS (IF ANY) CONTAINING INCUMBRANCES TO WHICH THE
                              PREMISES ARE SUBJECT

        The matters contained or referred to in the registers of the Landlord's title number MS134921 and title number MS253780


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   SCHEDULE 7

                                     PART 1

                               COVENANTS BY SURETY

        1. The Surety will procure the punctual payment of the Rents and the observance and performance of all the obligations of the Tenant under this Underlease and in the case of any default the Surety will on demand pay such Rents and observe and perform such obligations as if the Surety instead of the Tenant were liable therefor as a principal obligor and not merely as a surety

        2. The Surety agrees with the Landlord as a primary obligation to keep the Landlord indemnified on demand against all actions proceedings claims demands losses costs expenses damages and liability arising directly or indirectly from any failure by the Tenant to pay the Rents and/or observe and perform such obligations or as a result of any obligation of the Tenant under this Underlease being or becoming unenforceable

        3. If the liability of the Tenant is disclaimed by or on behalf of the Tenant or this Underlease is forfeited or the Tenant is wound up or ceases to exist the Surety will (if so required by the Landlord by written notice to the Surety within six months after such disclaimer or forfeiture or winding up or cessation of existence) take from the Landlord and execute and deliver to the Landlord a counterpart of a new underlease of the Premises for the residue of the Term unexpired at the date of such disclaimer or forfeiture or winding up or cessation of existence at the same Rents as are reserved from time to time by and subject to the same covenants and provisions as are contained in this Underlease (mutatis mutandis) and the Surety will on demand pay the Landlord's legal costs in connection with such underlease

        4. If the Landlord does not require the Surety to take a new underlease of the Premises pursuant to paragraph 3 of this part of this schedule the Surety will nevertheless on demand pay to the Landlord a sum equal to the Rents that would have been payable but for the disclaimer or forfeiture or winding up or cessation of existence during the period of twelve months from and including the date of the disclaimer or forfeiture or winding up or cessation of existence less any Rents received by the Landlord during such period from reletting the Premises and the Surety will on demand pay the Landlord's legal costs and agents' fees in connection with such reletting

        5. The insolvency of the Tenant will not affect the liability of the Surety under this Underlease and any money received or recovered by the Landlord from the Surety may be placed in a separate or suspense account by the Landlord without any obligation on the Landlord to apply it in or towards the discharge of the Tenants obligations under this Underlease so as to preserve the Landlord's right to prove


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

               in any insolvency of the Tenant in respect of the whole of the Tenant's indebtedness to the Landlord under this Underlease

        6. The Surety will at the request of the Landlord execute any document supplemental to or entered into pursuant to this Underlease to acknowledge that the Surety is bound and that the rights of the Landlord are not affected and the obligations of the Surety are not released by such document

        7. The obligations of the Surety under this Underlease are in addition to any other right or remedy of the Landlord and will not be discharged diminished or in any way affected by.

               7.1 any time or indulgence granted by the Landlord to the Tenant or any neglect or forbearance of the Landlord in obtaining payment of the Rents or enforcing the obligations of the Tenant under this Underlease or

               7.2 any refusal by the Landlord to accept Rents tendered at a time when the Landlord was entitled (or would after service of the appropriate statutory notice have been entitled) to re-enter the Premises or

               7.3 any surrender by the Tenant of part of the Premises in which event the liability of the Surety will continue in respect of the part of the Premises not so surrendered after making any necessary apportionments under section 140 of the Law of Property Act 1925 or

               7.4 any variation of this Underlease or other act omission matter or thing (other than a release by deed given by the Landlord and subject always to the provisions of section 18 of the 1995 Act) by which but for this provision the obligations of the Surety under this Underlease would have been so discharged diminished or affected

        8. Any provision of this part of this schedule rendered void or unenforceable by the 1995 Act is to be severed from all remaining provisions which are to be preserved


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   SCHEDULE 8

                         SERVICES AND THE SERVICE CHARGE

                                     PART 1

        1.     DEFINITIONS

               In this schedule the following expressions have the following meanings unless the context otherwise requires:

               "ANNUAL EXPENDITURE": the aggregate expenditure incurred or to be incurred by the Landlord during a Service Year in or incidental to the provision of or in respect of all or any of the Services after giving credit for any insurance money received by the Landlord under any policy in relation to the Building which the Landlord is obliged to effect under this Underlease

               "PROVISIONAL SERVICE CHARGE": the amount which in the opinion of the Landlord's surveyor or its managing agents or accountants represents a fair estimate of the Service Charge for the Service Year in question

               "SERVICES". the services facilities amenities and items of expenditure specified in part 2 of this schedule

               "SERVICE YEAR": a calendar year commencing on an anniversary of this Lease or such other annual period as the Landlord may in its sole discretion decide

        2.     PROVISION OF THE SERVICES

               2.1    The Landlord will not be able to the Tenant in respect of:

                      2.1.1 any failure or interruption in any of the Services by reason of necessary repair maintenance or replacement of any installations or apparatus or their damage or destruction or by reason of mechanical or other defect or breakdown or frost or other inclement conditions or shortage of fuel materials or labor or any other cause beyond the reasonable control of the Landlord but the Landlord will use all reasonable endeavors to restore any such Services as soon as practicable

                      2.1.2 any act omission or negligence of any person undertaking the Services or any of them on behalf of the Landlord

               2.2 The Landlord may withhold add to extend vary or alter the Services or any of them from time to time PROVIDED THAT in so doing the Landlord


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                      complies with the principles of good estate management and acts reasonably in all the circumstances

               2.3 If at any time during the Term the property comprising the Building is increased or decreased on a permanent basis or the benefit of any of the Services is extended on a like basis to any adjoining or neighboring property or if some other event occurs a result of which is that the Service Charge is no longer appropriate to the Premises the Service Charge will be varied with effect from the beginning of the Service Year following such event in such a manner as may be determined to be fair and reasonable in the light of the event in question by the Landlord's surveyor whose decision will be final

        3.     STATEMENT OF ANNUAL EXPENDITURE

               3.1 The Landlord will as soon as practicable after the end of each Service Year prepare and submit to the Tenant a statement of the Annual Expenditure for that Service Year containing a fair summary of the expenditure referred to in it and showing the Service Charge for that Service Year and upon such statement being certified by the Landlord's surveyor or its managing agents or accountants it will be conclusive evidence for the purposes of this Underlease of all matters of fact referred to in the statement (except in the case of manifest error)

               3.2 The Landlord may include in any such statement such proper provision for expenditure in any subsequent year as the Landlord acting reasonably may from time to time consider appropriate

               3.3 Any omission by the Landlord to include in any such statement any sum expended or liability incurred in that Service Year will not preclude the Landlord from including such sum or the amount of such liability in an account for any subsequent year

        4.     PAYMENT OF THE SERVICE CHARGE

               4.1 The Tenant will pay to the Landlord on account of the Service Charge on each Quarter Day

                      4.1.1 for the period from and including the Service Charge Commencement Date to the end of the current Service Year one quarter of the Initial Service Charge the first (duty apportioned) payment to be made on the date of this Underlease and

                      4.1.2 on each subsequent Quarter Day one quarter of the Provisional Service Charge


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

               4.2    If the Service Charge for any Service Year:

                      4.2.1 exceeds the Initial Service Charge or the Provisional Service Charge payments made on account of the Service Charge (as the case may be) the excess will be paid by the Tenant to the Landlord on demand

                      4.2.2 is less thin such payments on account the overpayment will be allowed by the Landlord to the Tenant as a credit against Rents to become due or (in the Service Year ending on or after the expiry of the Term) will be repaid by the Landlord to the Tenant

        5.     CONTINUATION

               The provisions of this schedule will continue to apply notwithstanding the expiration or sooner determination of the Term but only for the purposes of calculation and payment of the Service Charge for the period down to such expiration or sooner determination

                                     PART 2

                                  THE SERVICES

        Performing the services described in Appendix I hereto to the extent set out therein


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   SCHEDULE 9

                        LANDLORD'S FIXTURES AND FITTINGS

        None


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   APPENDIX I



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   SCHEDULE 1

                                  THE SERVICES

[

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       ***                                              ***
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1.
       ***                                              ***
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2.
       ***                                              ***
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3.
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6.
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7.
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8.
       ***                                              ***
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9.
       ***                                              ***
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10.
       ***                                              ***
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11.
       ***                                              ***
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12.
       ***                                              ***
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13.
       ***                                              ***
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14.
       ***                                              ***
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15.
       ***                                              ***
--------------------------------------------------------------------------------
16.
       ***                                              ***
--------------------------------------------------------------------------------
17.
       ***                                              ***
--------------------------------------------------------------------------------
18.
       ***                                              ***
--------------------------------------------------------------------------------
19.
       ***                                              ***
--------------------------------------------------------------------------------
20.
       ***                                              ***
--------------------------------------------------------------------------------
21.
       ***                                              ***
--------------------------------------------------------------------------------
22.
       ***                                              ***
--------------------------------------------------------------------------------


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

--------------------------------------------------------------------------------
       ***                                              ***
--------------------------------------------------------------------------------
23.
       ***                                              ***
--------------------------------------------------------------------------------
24.
       ***                                              ***
--------------------------------------------------------------------------------
25.
       ***                                              ***
--------------------------------------------------------------------------------
26.
       ***                                              ***
--------------------------------------------------------------------------------
27.
       ***                                              ***
--------------------------------------------------------------------------------
28.
       ***                                              ***
--------------------------------------------------------------------------------

                                                                               ]


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                            SCHEDULE 2

                                         SERVICES CHARGES

[

--------------------------------------------------------------------------------
***
--------------------------------------------------------------------------------
***                  *                          ***
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                     ***                        ***
--------------------------------------------------------------------------------
                     ***                        ***
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                     ***                        ***
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                     ***                        ***
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                     ***                        ***
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                     ***                        ***
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                     ***                        ***
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                     ***                        ***
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
***                  ***                        ***
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***                  ***                        ***
--------------------------------------------------------------------------------
***                  ***                        ***
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***                  ***                        ***
--------------------------------------------------------------------------------
***                  ***                        ***
--------------------------------------------------------------------------------
***                  ***                        ***
--------------------------------------------------------------------------------
***                  ***                        ***
--------------------------------------------------------------------------------
***                  ***                        ***
                     -----------------------------------------------------------
                     ***                        ***
                     -----------------------------------------------------------
***                  ***                        ***
--------------------------------------------------------------------------------
***                  ***                        ***
--------------------------------------------------------------------------------
***                  ***                        ***
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     ***                        ***
--------------------------------------------------------------------------------
***                  ***                        ***
--------------------------------------------------------------------------------
***                  ***                        ***
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
***            ***                ***                           ***
--------------------------------------------------------------------------------
***            ***                ***                           ***


               -----------------------------------------------------------------
               ***                ***
               -----------------------------------------------------------------
               ***                ***
--------------------------------------------------------------------------------
***            ***                ***                           ***
--------------------------------------------------------------------------------
***            ***                ***                           ***
--------------------------------------------------------------------------------
***            ***                ***                           ***
--------------------------------------------------------------------------------
***            ***                ***                           ***
--------------------------------------------------------------------------------
***                               ***                           ***
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               ]


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ON ORIGINAL

EXECUTED as a deed by EVANS                )
VACCINES LIMITED in the presence           )
of:

                                        Director           /s/ ALAN JARVIS

                                        Director/Secretary /s/ C.S.W. SWINGLAND


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ON COUNTERPART

EXECUTED as a deed by AVIRON UK          )
LIMITED in the presence of:              )

                                         Director              /s/ Ray Prasad

                                         Director/Secretary    /s/ Fred Kurland


EXECUTED as a deed by AVIRON             )
in the presence of:                      )

        /s/ Charlene Friedman

                                                               /s/ Fred Kurland



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.